EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
I, Clifford K. Bown, Chief Financial Officer of the Company, certify, based upon a review of the Quarterly Report on Form 10-Q for the quarter ended on June 30, 2006, that to the best of my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Clifford K. Bown

Clifford K. Bown
Chief Financial Officer
August 8, 2006